UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

Commission File Number: 333-141703-02; 333-167413; 333-191359; 333-205455-01; 333-228025-02; 333-260957	Commission File Number: 333-141703; 333-167413-02; 333-191359-02; 333-205455-02; 333-228025-01; 000-23108; 333-260957-02	Commission File Number: 333-205455; 333-228025; 333-260957-01

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER FUNDING LLC
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of depositor as specified in charter)

Delaware	Delaware	Delaware

(State or jurisdiction of

incorporation or organization

of the issuing entity)

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, Delaware

19890-0001

(Address of principal executive offices of the issuing entity)

(State or jurisdiction of

incorporation or organization

of the issuing entity)

c/o Discover Bank

800 Prides Crossing

Suite 100

Newark, Delaware

19713

(Address of principal executive offices of the issuing entity)

(State or jurisdiction of

incorporation or organization

of the depositor)

Discover Funding LLC

800 Prides Crossing

Suite 100

Newark, Delaware

19713

(Address of principal executive offices of the depositor)

47-4047337

(IRS Employer Identification No. of the depositor)

DISCOVER BANK

(Exact name of the sponsor as specified in its charter)

Delaware (State or jurisdiction of incorporation or organization of the sponsor)	800 Prides Crossing Suite 100 Newark, Delaware (Address of Principal Executive Office)	19713 (Zip Code)	51-0020270 (IRS Employer Identification No. of the sponsor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On January 31, 2024, the commencement of the Accumulation Periods for certain tranches of DiscoverSeries Notes was delayed, pursuant to the terms of the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Second Amended and Restated Indenture Supplement, dated as of August 27, 2019, and as further amended by Amendment No. 2 to Master Indenture, dated as of May 31, 2023, by and between the Discover Card Execution Note Trust, as Issuer, and U.S. Bank Trust Company, National Association (successor to U.S. Bank National Association), as Indenture Trustee, and the applicable terms documents thereto.

Class A(2017-5) Discover Series Notes. The commencement of the Accumulation Period for the Class A(2017-5) Discover Series Notes was delayed until the first day of the Due Period related to the June 2024 Distribution Date.

Class A(2021-1) Discover Series Notes. The commencement of the Accumulation Period for the Class A(2021-1) Discover Series Notes was delayed until the first day of the Due Period related to the September 2024 Distribution Date.

Class A(2022-1) Discover Series Notes. The commencement of the Accumulation Period for the Class A(2022-1) Discover Series Notes was delayed until the first day of the Due Period related to the November 2024 Distribution Date.

Class A(2022-2) Discover Series Notes. The commencement of the Accumulation Period for the Class A(2022-2) Discover Series Notes was delayed until the first day of the Due Period related to the November 2024 Distribution Date.

Class A(2022-3) Discover Series Notes. The commencement of the Accumulation Period for the Class A(2022-3) Discover Series Notes was delayed until the first day of the Due Period related to the November 2024 Distribution Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 31, 2024

Discover Funding LLC
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust and as registrant under Commission File Numbers 333-205455, 333-228025 and 333-260957-01)

By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and Treasurer